Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash And Cash Equivalents And Adjusted Net Debt [Abstract]
Cash and cash equivalents
18. Cash and cash equivalents

	2024	2023
	£m	£m
Cash at bank and deposits	1,983	2,037
Money market funds	655	181
Cash and cash equivalents as presented in the consolidated balance sheet	2,638	2,218
Bank overdrafts	(171)	(358)
Cash and cash equivalents as presented in the consolidated cash flow statement	2,467	1,860
Money market funds are held at fair value through profit and loss. Cash at bank and deposits are held at amortised cost and the carrying value approximates the fair value.
The Group operates in a number of territories where there are regulatory restrictions. As a result, £38 million (2023: £34 million) of cash included in cash and cash equivalents is restricted for use by the Group, yet is available for use in the relevant subsidiary’s day-to-day operations.